                                                                    EXHIBIT 24.1
                                POWER OF ATTORNEY

        Each person whose signature appears below constitutes and appoints Michael W. J. Smurfit, Roger W. Stone, and Patrick J. Moore, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Annual Reports on Form 10-K and all required interim reports and to file the same, with all exhibits thereto, and other documents in connection therewith, regarding Smurfit-Stone Container Corporation, a Delaware corporation, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Signature                                         Title
        ---------                                         -----

/s/ Michael W. J. Smurfit                           Chairman of the Board
----------------------------------------                  and Director
    Michael W. J. Smurfit

/s/ Roger W. Stone                                 President, Chief Executive
----------------------------------------           Officer and Director
    Roger W. Stone                                 (Principal Executive Officer)


/s/ Raymond M. Curran                              Executive Vice President and
----------------------------------------           Deputy Chief Executive Officer
    Raymond M. Curran                              Officer and Director

/s/ Patrick J. Moore                               Vice President and Chief Financial
-----------------------------------------          Officer (Principal Accounting Officer) and
    Patrick J. Moore                               (Principal Financial Officer)


/s/ Dionisio Garza                                 Director
-----------------------------------------
    Dionisio Garza

/s/ Richard A. Giesen                              Director
-----------------------------------------
    Richard A. Giesen

/s/ Alan E. Goldberg                               Director
-----------------------------------------
    Alan E. Goldberg

/s/ Richard W. Graham                              Director
-----------------------------------------
    Richard W. Graham

/s/ Matthew S. Kaplan                              Director
-----------------------------------------
    Matthew S. Kaplan

/s/ James J. O'Connor                              Director
-----------------------------------------
    James J. O'Connor

/s/ Jerry K. Pearlman                              Director
-----------------------------------------
    Jerry K. Pearlman

/s/ Thomas A. Reynolds, III                        Director
-----------------------------------------
    Thomas A. Reynolds, III

/s/ Dermot F. Smurfit                              Director
-----------------------------------------
    Dermot F. Smurfit


Date:  February 11, 1999